UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-15224	84-0969445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7334 So. Alton Way, Suite F, Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (303) 267-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

Annual Meeting Results

Advance Display Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 29, 2009.  At the Annual Meeting, the stockholders:

•	Re-elected all three directors to the Company’s Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected;

•	Ratified the appointment of AJ Robbins, P.C. as the Company’s independent registered public accounting firm for the current fiscal year;

•	Approved an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 175,000,000 to 1,000,000,000 shares;

•	Approved an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Preferred Stock from 130,000,000 to 1,000,000,000 shares;

•	Approved an amendment to the Company’s Articles of Incorporation to increase the authorized shares of Series D Preferred Stock from 70,100,000 to 500,000,000 shares;

•	Ratified the Senior Secured Revolving Credit Agreement entered into on November 6, 2008, by and between the Company and DeGeorge Holdings Three LLC;

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•	Ratified the conversion of all of the Company’s Revolving 10% Convertible, Redeemable Promissory Notes into 55,888,021 shares of the Company’s Series D Preferred Stock;

•	Ratified the exchange of all outstanding shares of the Company’s Series E Preferred Stock for 1,267,531 shares of the Company’s Common Stock;

•	Ratified the exchange of all outstanding shares of the Company’s Series F Preferred Stock for 4,549,015 shares of the Company’s Common Stock;

•	Ratified the exchange of all outstanding shares of the Company’s Series G Preferred Stock for 90,544,000 shares of the Company’s Series D Preferred Stock;

•	Approved an amendment to the Company’s Articles of Incorporation to amend the terms of the Series D Preferred Stock in light of the exchange of the Series G Preferred Stock;

•	Approved an amendment to the Company’s Articles of Incorporation to eliminate the Series E, Series F and Series G Preferred Stock;

•
Approved a reverse stock split of the Company’s Common Stock and Preferred Stock, at a specific ratio to be determined by the Board of Directors in its discretion no later than 12 months after the annual meeting, within a range of not less than 10 to 1 and not more than 20 to 1, and in connection therewith, an amendment and restatement of the Company’s Articles of Incorporation to reflect all prior amendments approved herewith and the reverse stock split ultimately selected by the Board; and

•	Ratified all prior issuances of, or agreements to issue, capital stock of the Company.

Amendment of Articles of Incorporation and Exchange Transactions

Based on the shareholder vote at the June 29, 2009, meeting, the Company filed amended and restated Articles of Incorporation with the State of Colorado on July 2, 2009, a copy of which filing is attached hereto as Exhibit 3.1.  Because the amended and restated Articles of Incorporation, among other things, authorized the issuance of enough shares of Common Stock and Series D Preferred Stock to complete the exchange of all of the outstanding shares of the Company’s Series E, Series F and Series G Preferred Stock for shares of the Company’s common stock and Series D Preferred Stock, respectively, and the other transactions approved or ratified at the shareholders meeting described above, those agreements became effective upon such filing and the Company’s countersignature thereof.  Copies of the various exchange agreements with the holders of the Company’s Series E, Series F and Series G Preferred Stock, the terms of which are incorporated herein, are attached hereto as Exhibits, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7.

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Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation dated July 2, 2009.

99.1	Exchange Agreement between the Company and Lawrence F. DeGeorge (exchanging Series E Preferred Stock for Common Stock)

99.2	Exchange Agreement between the Company and Lawrence F. DeGeorge (exchanging Series F Preferred Stock for Common Stock)

99.3	Exchange Agreement between the Company and Gene W. Schneider (exchanging Series F Preferred Stock for Common Stock)

99.4	Exchange Agreement between the Company and Mark L. Schneider (exchanging Series F Preferred Stock for Common Stock)

99.5	Exchange Agreement between the Company and Bruce H. Etkin (exchanging Series F Preferred Stock for Common Stock)

99.6	Exchange Agreement between the Company and John Cole (exchanging Series F Preferred Stock for Common Stock)

99.7	Exchange Agreement between the Company and Lawrence F. DeGeorge (exchanging Series G Preferred Stock for Series D Preferred Stock)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE DISPLAY TECHNOLOGIES, INC.

Date: July 6, 2009
	By:	/s/ Matthew W. Shankle
Matthew W. Shankle, President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation dated July 2, 2009.

99.1	Exchange Agreement between the Company and Lawrence F. DeGeorge (exchanging Series E Preferred Stock for Common Stock)

99.2	Exchange Agreement between the Company and Lawrence F. DeGeorge (exchanging Series F Preferred Stock for Common Stock)

99.3	Exchange Agreement between the Company and Gene W. Schneider (exchanging Series F Preferred Stock for Common Stock)

99.4	Exchange Agreement between the Company and Mark L. Schneider (exchanging Series F Preferred Stock for Common Stock)

99.5	Exchange Agreement between the Company and Bruce H. Etkin (exchanging Series F Preferred Stock for Common Stock)

99.6	Exchange Agreement between the Company and John Cole (exchanging Series F Preferred Stock for Common Stock)

99.7	Exchange Agreement between the Company and Lawrence F. DeGeorge (exchanging Series G Preferred Stock for Series D Preferred Stock)